SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013

PROVIDENT NEW YORK BANCORP
(Exact Name of Registrant as Specified in Charter)

    Delaware          001-35385      80-0091851
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
of Incorporation)    Identification No.)

400 Rella Boulevard, Montebello, New York                     10901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17      CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17      CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On February 21, 2013, Provident New York Bancorp (the “Company”) held its 2013 Annual Meeting of Stockholders, at which the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on January 10, 2013. The voting results are presented below.

1.     Election of James F. Deutsch, William F. Helmer, R. Michael Kennedy and Jack Kopnisky as directors of the Company for a three-year term.

Nominee	For	Withheld	Broker Non-Votes
James F. Deutsch	31,313,545	573,899	7,166,639
William F. Helmer	31,131,268	756,176	7,166,639
R. Michael Kennedy	31,295,199	592,245	7,166,639
Jack Kopnisky	31,075,507	811,937	7,166,639

2.    Approval, by non-binding vote, on the compensation of the Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes
30,520,578	1,238,324	128,542	7,166,639

3.    Ratification of the appointment of Crowe Horwath LLP as the independent registered accountant for the fiscal year ending September 30, 2013.

For	Against	Abstain	Broker Non-Votes
38,622,958	379,056	52,069	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: February 25, 2013	By: /s/ Luis Massiani_____________________
Luis Massiani
Executive Vice President and
Chief Financial Officer